EXHIBIT 10.2

                   LOAN AFFIRMATION AND MODIFICATION AGREEMENT

                  THIS LOAN AFFIRMATION AND MODIFICATION AGREEMENT
     (this "Agreement") is made and entered into as of the 9th day of January, 2002 (the "Execution Date"), and effective as of December 31, 2001 (the "Effective Date"), by and among EQI FINANCING PARTNERSHIP II, L.P., a Tennessee limited partnership ("EQI II"), EQI/WV FINANCING PARTNERSHIP, L.P., a Tennessee limited partnership ("EQI/WV"; together with EQI II, "EQI II Borrower"), EQI FINANCING PARTNERSHIP V, L.P., a Tennessee limited partnership ("EQI V Borrower"; together with the EQI II Borrower, the "Borrower"), ENN LEASING COMPANY II, L.L.C., a Delaware limited liability company ("EQI II New Tenant"), ENN LEASING COMPANY V, L.L.C., a Delaware limited liability company ("EQI V New Tenant"; together with EQI II New Tenant, "New Tenant"), EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership ("EIP"), EQUITY INNS, INC., a Tennessee corporation ("EII"; together with EIP, the "EQI II Guarantors"), and EQUITY INNS TRUST, a Maryland real estate investment trust ("EIT"; together with EII and EIP, the "EQI V Guarantors" or the "Guarantor"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C3, LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C1, and LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C3 (collectively, the "Lender").

     Recitals

         A. GMAC Commercial Mortgage Corporation, a California corporation ("Original Lender"), pursuant to the EQI II Loan Documents (as hereinafter defined) made a loan to EQI II Borrower in the original principal amount of $97,020,000.00 (the "EQI II Loan"). The EQI II Loan is evidenced by two (2) separate Promissory Notes, in the maximum aggregate amount equal to the EQI II Loan, each dated as of June 16, 1999 (collectively, as amended, the "EQI II Note") and is secured, inter alia, by the mortgages or deeds of trust referenced on Schedule 1-A attached hereto (collectively, as amended, the "EQI II Mortgages"), each executed by EQI II Borrower for the benefit of the Original Lender, each dated as of June 16, 1999 and recorded in the appropriate real property records for the nineteen (19) separate hotel properties (individually, an "EQI II Property", and collectively, the "EQI II Properties") referenced on Schedule 1-A, (ii) nineteen (19) separate assignment of leases, rents and profits (collectively, as amended, the "EQI II Assignments"), one for each of the nineteen (19) separate Properties, and (iii) a certain Lockbox Account Agreement (as amended, the "EQI II Lockbox Agreement") dated as of June 16, 1999 among EQI II Borrower, Original Lender and PNC Bank, N.A. The EQI II Loan is governed, inter alia, by a Loan Agreement dated as of June 16, 1999 between EQI II Borrower and Original

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     Lender (as amended, the "EQI II Loan Agreement"). The EQI II Loan is also governed, secured and guaranteed pursuant to those other security agreements, contracts, assignments, indemnification agreements, guarantees, and other documents and instruments executed by EQI II Borrower or for the benefit of Lender and delivered in connection with the Loan, as further described and defined in the EQI II Loan Agreement and the EQI II Mortgage (collectively, the EQI II Note, the EQI II Mortgages, the EQI II Assignments, the EQI II Lockbox Agreement, the EQI II Loan Agreement, the EQI II First Loan Modification Agreement (as defined herein) and such other agreements, contracts, assignments, indemnification agreements, guarantees and other instruments being hereinafter referred to as the "EQI II Loan Documents"). Pursuant to that certain Loan Modification and Affirmation Agreement dated effective as of January 1, 2001 (the "EQI II First Loan Modification"), the other EQI II Loan Documents were modified as more specifically described therein in connection with a restructure of the operating leases (the "EQI II First Leasing Restructure") relating to the EQI II Unaffected Properties (as defined herein).

         B. Original Lender, pursuant to the EQI V Loan Documents (as hereinafter defined) made a loan to EQI V Borrower in the original principal amount of $36,000,000.00 (the "EQI V Loan"; together with the EQI II Loan, the "Loan"). The EQI V Loan is evidenced by a Promissory Note in the maximum aggregate amount equal to the EQI V Loan, dated as of October 20, 2000 (as amended, the "EQI V Note"; together with the EQI II Note, the "Note") and is secured, inter alia, by the mortgages or deeds of trust referenced on Schedule 1-B attached hereto (collectively, as amended, the "EQI V Mortgages"; together with the EQI II Mortgages, the "Mortgages"), each executed by EQI V Borrower for the benefit of the Original Lender, each dated as of October 20, 2000 and recorded in the appropriate real property records for the eight (8) separate hotel properties (individually, an "EQI V Property", and collectively, the "EQI V Properties"; together with the EQI II Properties, the "Properties") referenced on Schedule 1-B,
     (ii) eight (8) separate assignment of leases, rents and profits (collectively, as amended, the "EQI V Assignments"; together with the EQI II Assignments, the "Assignments"), one for each of the eight (8) separate Properties, and (iii) a certain Cash Management Account Agreement (as amended, the "EQI V Lockbox Agreement"; together with the EQI II Loan Agreement, the "Lockbox Agreement") dated as of October 20, 2000 among EQI V Borrower, Original Lender and National Bank of Commerce. The EQI V Loan is governed, inter alia, by a Loan Agreement dated as of October 20, 2000 between EQI V Borrower and Original Lender (as amended, the "EQI V Loan Agreement"; together with the EQI II Loan Agreement, the "Loan Agreement"). The EQI V Loan is also governed, secured and guaranteed pursuant to those other security agreements, contracts, assignments, indemnification agreements, guarantees, and other documents and instruments executed by EQI V Borrower or for the benefit of Lender and delivered in connection with the Loan, as further described and defined in the EQI V Loan Agreement and the EQI V Mortgage (collectively, the EQI V Note, the EQI V Mortgages, the EQI V Assignments, the EQI V Lockbox Agreement, the EQI V Loan Agreement, the EQI V First Loan Modification (as defined herein), and such other agreements, contracts, assignments, indemnification agreements, guarantees and other instruments being hereinafter referred to as the "EQI V Loan Documents"; together with the EQI II Loan Documents, the "Loan Documents"). Pursuant to that certain consent and waiver letter agreement dated

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     December 29, 2000 (the "EQI V First Loan Modification"), EQI V and EQI V
     New Tenant, and Lender made certain agreements as more specifically described therein in connection with a restructure of the operating leases (the "EQI V First Leasing Restructure") relating to certain of the EQI V Unaffected Properties (as defined herein).

         C. Pursuant to the EQI II Loan Documents, EQI II Borrower has granted Original Lender a security interest in the operating leases for the EQI II Properties (the "EQI II Existing Operating Leases"), including, without limitation, that certain Consolidated, Amended and Restated Lease Agreement dated as of June 16, 1999 (the "EQI II Affected Operating Lease") for the operation of the five (5) EQI II Properties identified on Schedule 1-C attached hereto (the "EQI II Affected Properties"). Pursuant to the EQI V Loan Documents, EQI V Borrower has granted Original Lender a security interest in the operating leases for the EQI V Properties (the "EQI V Existing Operating Leases"; together with the EQI II Existing Operating Leases, the "Existing Operating Leases"), including, without limitation, that certain Consolidated Lease Agreement dated as of __________ (the "EQI V Affected Operating Lease"; together with the EQI II Affected Operating Lease the "Affected Operating Lease") for the operation of six (6) of the EQI V Properties identified on Schedule 1-C attached hereto (the "EQI V Affected Properties"; together with the EQI II Affected Properties, the "Affected Properties").

         D. Original Lender has assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender. Lender is the current holder of all or a portion of the Note and of Original Lender's interest in the Loan and Loan Documents.

         E. EQI II Borrower continues to be the owner of the EQI II Properties and improvements thereon described in and encumbered by the EQI II Mortgages and other EQI II Loan Documents. EQI V Borrower continues to be the owner of the EQI V Properties and improvements thereon described in and encumbered by the EQI V Mortgages and other EQI V Loan Documents.

         F. In order to receive the benefit of certain changes in federal tax law relating to "taxable REIT subsidiaries," EQI II Borrower has requested that it be allowed (i) to terminate the EQI II Affected Operating Lease and enter into a new lease (the "EQI II New Operating Lease") with EQI II New Tenant, for the EQI II Affected Properties, and which EQI II New Operating Lease shall be in the form attached hereto as Exhibit A-1; and (ii) to enter into the new property management agreements (the "EQI II New Management Agreements") in the forms attached hereto as Exhibit B-1 for the EQI II Affected Properties and (iii) to enter into certain other related transactions as described in that lease restructuring transaction summary ("Transaction Summary") attached hereto as Schedule 2 and made a part hereof. (These transactions and the other transactions described in the Transaction Summary which relate to the EQI II Affected Properties are hereinafter collectively referred to as the "EQI II Lease Restructuring"). Similarly, EQI V Borrower has requested that it be allowed (i) to terminate the EQI V Affected Operating Lease and enter into a new lease (the "EQI V New Operating Leases"; together with the EQI II New Operating Leases, the "New Operating Leases") with EQI V New Tenant for the EQI V Affected Properties, which EQI V New Operating Lease

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     shall be in the form attached hereto as Exhibit A-2; and (ii) to enter into the new property management agreements (the "EQI V New Management Agreements"; together with the EQI II New Management Agreements, the "New Management Agreements") in the forms attached hereto as Exhibit B-2 for the EQI V Affected Properties and (iii) to enter into certain other related transactions as described in the Transaction Summary. (These transactions and the other transactions described in the Transaction Summary which relate to the EQI V Affected Properties are hereinafter collectively referred to as the "EQI V Lease Restructuring"; together with the EQI II Lease Restructuring, the "Lease Restructuring"). The Lease Restructuring will leave in place and will not amend or modify in any way any Existing Operating Leases that are not also Affected Operating Leases (the "Unaffected Operating Leases").

         F. Lender is willing to consent to the Lease Restructuring, subject to the Mortgages and the other Loan Documents, and subject to the affirmation by Borrower of the Loan and the affirmation of the Guarantor (as hereinafter defined) of its obligations under the Environmental Agreement and the Guaranty (as each such term is hereinafter defined), on and subject to the terms and conditions set forth in this Agreement, the Mortgage and the other Loan Documents.

         G. Borrower, Guarantor and Lender, by their respective execution hereof, evidence their consent to the modification and affirmation of the Loan Documents as hereinafter set forth, and Lender, by its execution hereof, consents to the Lease Restructuring as and to the extent set forth herein.

                             Statement of Agreement

         In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not expressly defined herein shall have the meanings set forth in the Mortgage, or if not therein defined, in the Loan Agreement.

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         2.       Representations, Warranties, and Covenants of Borrower.

                  (a) (1) Borrower hereby represents, warrants and covenants to Lender that: (i) the Lease Restructuring, and all organizational formalities in connection therewith (including compliance with applicable laws, statutes and controlling authority), will have been completed on or prior to the Effective Date; (ii) the two Promissory Notes constituting the EQI II Note have an unpaid principal balance of $3,735,482.48 and $90,643,816.24, respectively, as of September 27, 2001, and that the EQI V Note has a unpaid principal balance of $35,658,620.17 as of September 27, 2001; (iii) the Mortgages are a valid first lien on the Properties, and on Borrower's interests in the Existing Operating Leases, for the full unpaid principal amount of the Loan and all other amounts as stated therein; (iv) to the knowledge of Borrower, there are no defaults by Borrower under the provisions of the Existing Operating Leases, the Note, the Mortgages or the other Loan Documents; (v) there are no defenses, set-offs or rights of defense, set-off or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Existing Operating Leases, the Note, the Mortgages or the other Loan Documents; (vi) all provisions of the Note, Mortgages and the other Loan Documents are in full force and effect, except as modified herein; (vii) except as disclosed in the title policies issued in connection with the initial closings of the EQI II Loan and the EQI V Loan, there are no material liens or material encumbrances of any kind covering or relating to the Properties nor are there any material mechanics' liens or material liens for unpaid taxes or assessments encumbering the Properties, nor has notice of a material lien or notice of intent to file a material lien been received; (viii) nothing in the Lease Restructuring will affect or impact in any way the Properties which are not Affected Properties (the "Unaffected Properties") or the Unaffected Operating Leases, which remain in full force and effect; (ix) prior to the date hereof, the Affected Properties had no separate property management agreements associated therewith, but rather, the property management functions were addressed in the Affected Operating Leases; (x) the EQI II Mortgages remain cross-defaulted and all of the EQI II Properties cross-collateralize each other as collateral for the EQI II Loan, and the EQI V Mortgages remain cross-defaulted and all of the EQI V Properties cross-collateralize each other as collateral for the EQI V Loan; and (xi) the Lease Restructuring shall be completed in accordance with all applicable law, including federal tax law applicable to New Tenant as a "taxable REIT subsidiary" and the requirements that each property manager under the New Management Agreements be an "eligible independent contractor" of the New Tenant.

                           (2) Borrower further represents and warrants as follows:

                                    (A)  New Tenant is an Affiliate of Borrower.

                                    (B)  New Tenant is a Taxable REIT Subsidiary
     within the meaning of Section 856(1) of the Code (as defined in the EQI V Loan Agreement).

                                    (C)  Rent and other sums due and payable
     under the New Operating Lease shall qualify under Section 856(d)(8) of the Code.

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                                    (D)  The New Operating Lease contains
     substantially the same terms as are contained in the operating lease attached to the EQI V Loan Agreement as Exhibit B thereof. The initial term of the EQI II New Operating Lease shall expire no earlier than the Optional Prepayment Date (as defined in the EQI II Note), and the initial term of the EQI V New Operating Lease shall expire no earlier than the Anticipated Payment Date (as defined in the EQI V Loan Agreement).

                                    (E)  The Lease Estoppel (as defined herein)
     contains substantially the same terms as are contained in the subordination agreement attached to the EQI V Loan Agreement as Exhibit D thereof, except that New Tenant has waived certain of its non-disturbance rights.

                                    (F)  Manager meets the requirements for an
     "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code.

                          (G) The New Management Agreements, as modified by the Manager's Consent (as defined herein), with respect to Lender's rights and obligations in and to the New Management Agreement, provide that (x) the fees payable under the New Management Agreement are subordinate to the Loan Agreement and to the Mortgages, (ii) the applicable Manager is not an Affiliate of Borrower, (iii) neither Lender nor any purchaser at foreclosure or party which accepts a deed in lieu of foreclosure shall have any obligation regarding the payment of such fees, and (iv) such fees shall not be a Lien on the applicable Individual Property, and (y) if there is a continuing Event of Default or if the Anticipated Payment Date, with respect to the EQI V Loan, or the Optional Prepayment Date, with respect to the EQI II Loan, has occurred and the Loan has not been repaid, or, if any time during the term of the Loan, Manager shall become insolvent or a debtor in any bankruptcy or insolvency proceeding, the Management Agreements may be terminated by Lender without penalty or fee. The initial term of the EQI II New Management Agreements shall expire no earlier than the date of the expiration of the initial term under the EQI II Affected Operating Lease, and the initial term of the EQI V New Management Agreements shall expire no earlier than the date of the expiration of the initial term under the EQI V Affected Operating Lease.

                    (H) The New Franchise Agreements (as defined herein) are in substantially the same form as the franchise agreement forms attached to the EQI V Loan Agreement as Exhibit C thereof, and the initial term of the New Franchise Agreements and of the related Reservation System Agreements shall expire no earlier than the Optional Prepayment Date, in the case of those New Franchise Agreements relating to the EQI II Properties, and no earlier than the Anticipated Payment Date, in the case of those New Franchise Agreements relating to the EQI V Properties.

                 (3) Borrower hereby ratifies, affirms and acknowledges the following covenants and agreements: (i) to pay when and as due all sums due under the Note and the other Loan Documents, each as modified hereby; (ii) to perform and discharge all obligations imposed under the Mortgages and all other Loan Documents, at the time, in the

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     manner and otherwise in all respects as therein provided, each as modified hereby; (iii) after termination of the Affected Operating Leases and entering into the New Operating Leases in substitution therefor, to enforce and administer such New Operating Leases in accordance with the requirements of the Loan Documents; (iv) upon termination of the existing property management agreements and entering into the New Management Agreements in substitution therefor, to enforce and administer the same in accordance with the requirements of the Loan Documents; (v) to request an extension to the term of each New Management Agreement on a month-to-month basis in accordance with the terms of such management agreements if at the expiration of the term of such agreement no replacement management agreement meeting the requirements of this Agreement has been entered into;
     (vi) to confirm and ensure that the New Tenant is and remains a wholly-owned direct or indirect subsidiary of EIP through repayment in full of the Loan; (vii) it will use its best efforts to confirm and ensure that all receivables, profits and revenues payable by the prior property managers to the lessees under the Affected Operating Leases are delivered and pro-rated as of the Effective Date, with all subsequent receivables and revenues attributable to time periods thereafter being paid to New Tenant under the New Operating Leases; (viii) to confirm and ensure that rentals and other payments under the Unaffected Operating Leases will continue to be paid in accordance with the Lockbox Agreement and that all rentals and other sums payable under the New Operating Leases will also be paid in accordance with the Lockbox Agreement; and (ix) to confirm and ensure that neither Borrower nor, by its acknowledgment of this Agreement, New Tenant shall challenge the validity or enforceability of the New Operating Leases, and if the validity or enforceability of either such lease is challenged by another party or is for any reason declared void, invalid or unenforceable, Borrower and New Tenant shall promptly enter into a replacement lease, reasonably acceptable to Lender, with such modifications as are necessary to render such lease valid and enforceable, which replacement lease shall be and remain subject to the lien of the Mortgages and the other Loan Documents.

                (4) Borrower shall not hereafter, without Lender's prior consent in accordance with the terms of the Loan Documents, encumber the Properties or sell or transfer any of the Properties or any interest therein, or sell or transfer any interest in Borrower or any party holding an interest in Borrower, except as may be specifically permitted in the Loan Documents. Borrower shall not hereinafter, without Lender's prior consent in accordance with the terms of the Loan Documents, modify, terminate, replace, supplement or renew the New Operating Leases or the New Management Agreements, except as may be specifically permitted in the Loan Documents, as modified hereby.

                  (b) Borrower understands and intends that Lender shall rely on the representations, warranties and covenants contained herein.

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         3.       Representations, Warranties and Covenants of Guarantor.

                  (a) Guarantor hereby represents and warrants to Lender that:
     (i) to the knowledge of Guarantor, there are no defaults by Guarantor under the provisions of (x) that certain Guaranty of Recourse Obligations dated June 16, 1999 by the EQI II Guarantors in favor of Lender (as amended, the "EQI II Guaranty") or that certain Joinder dated as of October 20, 2001 by the EQI V Guarantors, which Joinder is attached to the EQI V Loan Agreement (as amended, the "EQI V Guaranty"; together with the EQI II Guaranty, the "Guaranty"), or (y) that certain Environmental Indemnity Agreement dated June 16, 1999 by the EQI II Guarantors in favor of Lender (as amended, the "EQI II Environmental Agreement") or that certain Hazardous Materials Agreement dated as of October 20, 2000 by the EQI V Guarantor (as amended, the "EQI V Environmental Agreement"; together with the EQI II Environmental Agreement, the "Environmental Agreement") or the other Loan Documents; (ii) there are no defenses, setups or rights of defense, setoff or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Guaranty, Environmental Agreement or the other Loan Documents; and (iii) all provisions of the Guaranty, Environmental Agreement and other Loan Documents are in full force and effect, except as modified herein. Guarantor hereby ratifies, affirms and covenants to perform and discharge all obligations imposed under the Guaranty, the Environmental Agreement and all other Loan Documents, at the time, in the manner and otherwise in all respects as therein provided.

                  (b) Guarantor understands and intends that Lender shall rely on the representations, warranties and covenants contained herein.

         4. Modification of Loan Documents. Borrower, Guarantor and Lender hereby acknowledge and agree that the Mortgage, Loan Agreement and other Loan Documents shall be modified as follows:

                  (a) New Operating Leases. References in any of the Loan Documents to an "Operating Lease" or an "operating lease" shall refer to
     (i) the appropriate New Operating Lease for each Affected Property, as reflected on Schedule 1-C, and (ii) the Unaffected Operating Leases.

                  (b) New Management Agreements. References in any of the Loan Documents to a "Management Agreement" or a "management agreement" with respect to any Affected Property shall refer, respectively, to the corresponding New Management Agreement.

                  (c) Notices. The addresses for the various notice parties set forth in the Loan Documents shall be modified as follows:

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         If to EQI II Borrower:           EQI Financing Partnership II, L.P.
                                          EQI/WV Financing Partnership, L.P.
                                          c/o Equity Inns, Inc.
                                          7700 Wolf River Boulevard
                                          Germantown, Tennessee 38138
                                          Attention: Howard A. Silver, President
                                          Telecopy: (901) 754-2374

         with a copy to:                  Hunton & Williams
                                          Riverfront Plaza, East Tower
                                          951 East Byrd Street
                                          Richmond, Virginia 23219-4074
                                          Attn: David C. Wright, Esquire
                                          Telecopy: (804) 788-8218

                                       and

                                          Hunton & Williams
                                          2000 Riverview Tower
                                          900 South Gay Street
                                          P.O. Box 951
                                          Knoxville, Tennessee 37901-0951
                                          Attention: John G. Brock
                                          Telecopy: (865) 549-7704

         If to EQI V Borrower:            EQI Financing Partnership V, L.P.
                                          7700 Wolf River Boulevard
                                          Germantown, Tennessee 38138
                                          Attention: President
                                          Telecopy: (901) 754-2374

         with a copy to:                  Hunton & Williams
                                          Riverfront Plaza, East Tower
                                          951 East Byrd Street
                                          Richmond, Virginia 23219-4074
                                          Attn: David C. Wright, Esquire
                                          Telecopy: (804) 788-8218

                                       and

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                                          Hunton & Williams
                                          2000 Riverview Tower
                                          900 South Gay Street
                                          P.O. Box 951
                                          Knoxville, Tennessee 37901-0951
                                          Attention: John G. Brock
                                          Telecopy: (865) 549-7704

         If to Lender:                    Norwest Bank Minnesota, National
                                          Association, as trustee
                                          1000 Broken Land Parkway
                                          Columbia, Maryland 21044-3562
                                          Attention: Corporate Trust Services
                                                     (CMBS)- GMAC
                                          Commercial Mortgage Securities, Inc.,
                                          Mortgage
                                          Pass-Through Certificates,
                                          Series 1999 -C3

                                       and

                                          LaSalle Bank National Association, as
                                          trustee
                                          135 South LaSalle Street, Suite 1625
                                          Chicago, Illinois 60603
                                          Attention: Asset Backed Securities
                                                     Trust Services
                                          Group - GMAC Commercial Mortgage
                                          Securities, Inc., Series 2000-C1

                                       and

                                          LaSalle Bank National Association,
                                          as trustee
                                          135 South LaSalle Street, Suite 1625
                                          Chicago, Illinois 60603
                                          Attention: Asset Backed Securities
                                                     Trust Services
                                          Group - GMAC Commercial Mortgage
                                          Securities, Inc., Series 2000-C3

         With a copy to:                  GMAC Commercial Mortgage Corporation
                                          200 Witmer Road
                                          Horsham, Pennsylvania 19044
                                          Attn: Servicing - Executive Vice
                                                President

         With a copy to:                  Katten Muchin Zavis
                                          1025 Thomas Jefferson Street, N.W.
                                          7th Floor East Lobby
                                          Washington, DC 20007
                                          Attention: Christopher J. Hart, Esq.
                                          Telecopy: (202) 298-7570

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         If to EQI II New Tenant:         ENN Leasing Company II, L.L.C.
                                          c/o Equity Inns, Inc.
                                          7700 Wolf River Boulevard
                                          Germantown, Tennessee 38138
                                          Attn: Howard A. Silver
                                          Telecopy: (901) 754-2374

         with a copy to:                  Hunton & Williams
                                          Riverfront Plaza, East Tower
                                          951 East Byrd Street
                                          Richmond, Virginia 23219-4074
                                          Attn: David C. Wright, Esquire
                                          Telecopy: (804) 788-8218

                                       and

                                          Hunton & Williams
                                          2000 Riverview Tower
                                          900 South Gay Street
                                          P.O. Box 951
                                          Knoxville, Tennessee 37901-0951
                                          Attention: John G. Brock
                                          Telecopy: (865) 549-7704

         If to EQI V New Tenant:          ENN Leasing Company V, L.L.C.
                                          c/o Equity Inns, Inc.
                                          7700 Wolf River Boulevard
                                          Germantown, Tennessee 38138
                                          Attn: Howard A. Silver
                                          Telecopy: (901) 754-2374

         with a copy to:                  Hunton & Williams
                                          Riverfront Plaza, East Tower
                                          951 East Byrd Street
                                          Richmond, Virginia 23219-4074
                                          Attn: David C. Wright, Esquire
                                          Telecopy: (804) 788-8218

                                       and

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





                                          Hunton & Williams
                                          2000 Riverview Tower
                                          900 South Gay Street
                                          P.O. Box 951
                                          Knoxville, Tennessee 37901-0951
                                          Attention: John G. Brock
                                          Telecopy: (865) 549-7704

                  (d) New Franchise Agreements. In all of the Loan Documents which pertain to an Affected Property, references to a "Franchise Agreement" or a "franchise agreement" with respect to any Affected Property shall refer, respectively, to the corresponding New Franchise Agreement.

                  (e) Loan Documents. In all of the Loan Documents which pertain to an Affected Property, references to a "Loan Document" shall be deemed to include (i) this Agreement and (ii) the Management Agreement Guaranty (as herein defined).

         5. Affirmation of Obligations. Borrower and Guarantor hereby affirm the present and continuing existence and validity of their respective obligations set forth in the Note, Guarantor, Environmental Agreement and the other Loan Documents, in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Borrower and Guarantor further agree to abide by and be bound by all of the terms of the Loan Documents, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein. Borrower and Guarantor hereby acknowledge, agree and warrant that all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all respects renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

         6. Affirmation of Confession Judgment Provisions in EQI II Loan Documents. Upon the occurrence of an Event of Default (as defined in the EQI II Mortgage), EQI II Borrower hereby authorizes and empowers any attorney or attorneys or the Prothonotary or Clerks of any Court in the Commonwealth of Pennsylvania, or elsewhere, to appear for EQI II Borrower in any such Court in an appropriate action there or elsewhere brought or to be brought against EQI II Borrower at the suit of Lender on the EQI II Note, with or without suit or declaration filed, as of any term or time there or elsewhere to be held, and therein to CONFESS OR ENTER JUDGMENT against EQI II Borrower for an amount equal to the obligations due thereunder, under the EQI II Loan Agreement and under the other EQI II Loan Documents (with or without acceleration of maturity), including all costs and attorneys' fees. EQI II Borrower expressly authorizes the entry of repeated judgments under this paragraph notwithstanding any prior entry of judgment in the same or any other court for the same obligation or part thereof.

                  EQI II BORROWER ACKNOWLEDGES THAT IT WAS REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION OF THE NOTE AND THIS AGREEMENT AND THAT IT UNDERSTANDS THIS PROVISION FOR CONFESSION

     OF JUDGMENT. EQI II BORROWER REPRESENTS TO LENDER THAT GERALD R. BEST, ESQ. AND JOHN BROCK, ESQ. OF THE LAW FIRM HUNTON & WILLIAMS HAS EXPLAINED THE PROVISIONS OF THIS CONFESSION OF JUDGMENT TO EQI II BORROWER. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EQI II BORROWER WAIVES ANY RIGHT TO NOTICE OR A HEARING WHICH IT MIGHT OTHERWISE HAVE BEFORE ENTRY OF JUDGMENT.

         7. Conditions. This Agreement shall be of no force and effect until each of the following conditions has been met, no later than September 31, 2001, to the reasonable satisfaction of Lender:

                  (a) Fees and Expenses. Borrower shall pay, or cause to be paid, all reasonable out-of-pocket costs and expenses incurred by GMAC Commercial Mortgage Corporation ("GMACCM") in its capacity as master servicer and servicer to Lender, in connection with the review, analysis, consideration, preparation, execution and consummation of the transaction contemplated hereby, including, but not limited to, internal review and processing fees, fees and expenses of the applicable rating agencies and their counsel, title insurance premiums, and reasonable fees and expenses of legal counsel to GMACCM.

                  (b) Lease and Loan Documents. Borrower shall execute and deliver to Lender, in triplicate, such complete documents and agreements, including all schedules and exhibits, as Lender may reasonably require to effectuate the Lease Restructuring, including without limitation, fully-executed counterparts of the New Operating Lease, New Management Agreements, the Consolidated Lease Estoppel, Subordination and Attornment Agreement attached hereto as Exhibit C (the "Lease Estoppel"), the Manager's Consent and Subordination Agreements attached hereto as Exhibit D (the "Manager's Consent"), the comfort letters from the hotel franchisors attached hereto as Exhibit E, and the new franchise/license agreements referenced in such comfort letters, attached hereto as Exhibit F (the "New Franchise Agreements", the Guaranty of Manager's Obligations under the Management Agreement attached hereto as Exhibit G (the "Management Agreement Guaranty"), and the Lockbox Agreement notice letters attached hereto as Exhibit H.

                  (c) Opinions of Counsel. Borrower shall cause counsel for Borrower to deliver to Lender such counsel's opinions to the effect, among other things, that: (i) Borrower is validly organized and is in good standing under the laws of the state of formation, and has the full power and authority to execute and deliver this Agreement and the other Loan Documents, as amended hereby, on behalf of Borrower, Guarantor and New Tenant; (ii) Borrower's, Guarantor's and New Tenant's execution, delivery and performance hereof have been duly and validly authorized by all necessary corporate, partnership, real estate investment trust, or limited liability company action, as appropriate; (iii) Borrower, Guarantor and New Tenant validly executed and delivered this Agreement pursuant to authority duly given; (iv) this Agreement and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower, Guarantor and New Tenant, as the case may be, enforceable in accordance with their terms; (v) such counsel's "non-consolidation opinion," in form and content acceptable to Lender, with respect to the transactions contemplated hereby; and (vi) such counsel's additional opinion regarding the "single member with springing member" provisions of the New Tenant's organizational documents.

                  (d) Rating Agency Confirmation. Borrower shall have caused all rating agencies which have issued ratings in connection with the securitization of the Loan to issue a "no-downgrade" opinion.

                  (e) Organizational Documents. Borrower shall have delivered, in triplicate, certified copies of the limited liability company agreements, good standing certificates, certificates of existence and authority to transact business and other appropriate charter documents of the New Tenant, its sole member and its potential "springing member," together with resolutions and other appropriate authorizations confirming the authority to enter into all documents necessary to consummate the Lease Restructuring as well as a certificate from the appropriate entity or person stating that such documents have not been amended, modified, or terminated in any way since the First EQI II Lease Restructuring or the First EQI V Lease Restructuring, as applicable.

                  If any of the above conditions have not been met by September 31, 2001, the Lender consent set forth herein shall be automatically revoked and canceled as if such consent had never been given, without any further action or notification of any kind from Lender.

         8. Consent to Transaction. Subject to the terms and conditions set forth in this Agreement, Lender consents to the Lease Restructuring, to the New Management Agreements, and to the New Franchise Agreements. Lender's consent to the Lease Restructuring shall not constitute its consent to any subsequent transactions of a similar nature, including any terminations and replacements of the New Operating Leases or the Unaffected Operating Leases, any changes to the management of any of the Properties and any changes in the franchisors, licensors or franchise/license agreements for any of the Properties. Borrower acknowledges and agrees that Lender's consent herein contained is expressly limited to the Lease Restructuring, and that such consent shall not waive or render unnecessary Lender's consent or approval of any other transaction currently prohibited by the provisions of the Loan Documents, as modified hereby.

         9. Additional Representations, Warranties and Covenants. As a condition of this Agreement, Borrower, New Tenant and Guarantor, represent, warrant and covenant to Lender as follows:

                  (a) Neither the entry into nor the performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any material violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, ground lease, agreement or lease by which Borrower, New Tenant, Guarantor or any property owned by any of them, is bound, or any statute, rule, charter document or regulation applicable to any of them.

                  (b) Borrower, New Tenant and Guarantor each have full power and authority to enter into this Agreement and all documents necessary to accomplish the Lease

     Restructuring and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary internal approvals and resolutions of Borrower, New Tenant and Guarantor, and no consent or approval of any third party other than those that will have been obtained and will be in effect as of the Effective Date is required as a condition to the Lease Restructuring or as a condition to the validity or enforceability hereof or thereof. This Agreement has been duly executed and delivered by Borrower, New Tenant and Guarantor and this Agreement constitutes, and each of the documents executed in connection with the Lease Restructuring after due execution and delivery thereof shall constitute, the legal and valid obligation of Borrower, New Tenant and Guarantor, fully enforceable against such parties in accordance with their respective terms, subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the application of general principals of equity.

                  (c) There is no action, proceeding or investigation pending or threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to the knowledge of Borrower, New Tenant and Guarantor to be taken pursuant hereto or thereto, or to the knowledge of Borrower, New Tenant and Guarantor which might result in any material adverse change in the condition (financial or otherwise) or business of Borrower, New Tenant or Guarantor.

                  (d) Without limiting the generality of the acknowledgment of the existence and validity of the Loan Documents by the Borrower and Guarantor and the affirmation of the Loan Documents by the Borrower and Guarantor, Borrower and Guarantor hereby specifically remake and reaffirm the representations, warranties and covenants set forth in the Loan Documents.

                  (e) To the best knowledge of Borrower, Guarantor and New Tenant, after due investigation and inquiry, the Transaction Summary fairly and completely describes all transactions contemplated to be taken in connection therewith (other than actions or steps which individually and in the aggregate could not adversely affect repayment of any portion of the Loan or Lender's lien position as to any of the New Operating Leases or any of the Properties), and no representation or warranty made in this Agreement or the documents attached hereto or delivered in connection herewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

                  (f) Upon the Effective Date, the New Operating Leases shall be the valid, binding and enforceable obligations of Borrower and New Tenant, and shall be and remain subject to the existing first liens and security interests of Lender pursuant to the Mortgages and the other Loan Documents on a basis that is subordinate and inferior to such liens and security interests held by Lender.

                  (g) Upon the Effective Date, the New Management Agreements shall be the valid, binding and enforceable obligations of Borrower and/or New Tenant thereunder, and shall remain subject to the existing first liens and security interests of Lender pursuant to the Mortgages and other Loan Documents on a basis that is subordinate and inferior to such liens and surety interests held by Lender, except to the extent set forth in the Manager Consent and Subordination Agreements attached hereto.

                  (h) To the best knowledge of Borrower, Guarantor and New Tenant, after due investigation and inquiry, there is no default, event of default or event with which the giving of notice or the passage of time could become a default or event of default under the Unaffected Operating Leases or under any other material agreement relating in any way to the Properties, which in each case, could reasonably be expected to have a material adverse effect on the repayment of the Loan or on Lender's lien and security interests in the property described in the Mortgages.

         10. Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

         11. Property Remains as Security for Lender. All of the real and personal property described in the Mortgages shall remain in all respects subject to the lien, charge or encumbrance of the Mortgages, and, except as expressly set forth herein, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note, the Mortgages or any of the other Loan Documents, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.

         12. No Waiver by Lender. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under the Note or any of the other Loan Documents.

         13. References. All references in any of the Loan Documents to any of the other Loan Documents will be deemed to be references to such of the Loan Documents as modified by this Agreement.

         14. Relationship with Loan Documents. To the extent that this Agreement is inconsistent with any of the Loan Documents, this Agreement will control and such Loan Document will be deemed to be amended hereby. Except as amended hereby, the Loan Document shall remain unchanged and in full force and effect.

         15. Captions. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

         16. Partial Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

         17. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof.

         18. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any sale, conveyance, assignment or transfer of the Property or any interest therein, or any sale, conveyance, assignment or transfer of any interest in Borrower or any party holding an interest in Borrower, except to the extent permitted under the Loan Documents.

         19. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Agreement.

         20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, provided, however, to the extent that this Agreement relates to matters concerning the EQI V Loan, this Agreement shall be governed by the laws of the State of New York.

         21. Effective Date. This Agreement shall be effective as of the Effective Date and thereupon shall be incorporated into the terms of the Loan Documents.

      List of Schedules and Exhibits Attached Hereto and Made a Part Hereof


Schedule 1-A:   List of EQI II Properties
Schedule 1-B:   List of EQI V Properties
Schedule 1-C:   List of Affected Properties, subject to the New Operating Leases
Schedule 2:     Transaction Summary
Exhibit A-1:    Consolidated Lease Agreement for EQI II
Exhibit A-2:    Consolidated Lease Agreement for EQI V
Exhibit B-1:    EQI II New Management Agreements
Exhibit B-2:    EQI V New Management Agreements
Exhibit C:      Consolidated Lease Estoppel, Subordination and Attornment
                Agreement
Exhibit D:      Manager's Consent and Subordination
Exhibit E:      Comfort Letters
Exhibit F:      New Franchise Agreements
Exhibit G:      Guaranty of Manager's Obligations under Management Agreement
Exhibit H:      Direction Letters relating to Lockbox Agreement


                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first aforesaid.

                                           BORROWER:

                                           EQI FINANCING PARTNERSHIP II, L.P., a
                                           Tennessee limited partnership

                                           By:   EQI Financing Corporation II,
                                                 its general partner



                                                 By:  /s/ Howard Silver
                                                      -------------------------
                                                 Name:  Howard Silver
                                                 Title:  President


     State of Tennessee             )
                           ) SS.
     County of Shelby               )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of EQI Financing Corporation II, a Tennessee corporation, as general partner of EQI Financing Partnership II, L.P., a Tennessee limited partnership, who acknowledged that he/she executed the foregoing instrument for and on behalf of said corporation, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation on behalf of said limited partnership.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 15 day of October, 2001.

                                           /s/ Teresa Shaw
                                           ------------------------------------
                                           Notary Public

     My commission expires:   12/1/02.
                              --------

                                           BORROWER:

                                           EQI FINANCING PARTNERSHIP V, L.P., a
                                           Tennessee limited partnership

                                           By:   EQI Financing Corporation V,
                                                 its general partner

                                                 By:  /s/ Howard Silver
                                                      -------------------------
                                                 Name:  Howard Silver
                                                 Title:  President

     State of Tennessee             )
                           ) SS.
     County of Shelby               )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of EQI Financing Corporation V, a Tennessee corporation, as general partner of EQI Financing Partnership V, L.P., a Tennessee limited partnership, who acknowledged that he/she executed the foregoing instrument for and on behalf of said corporation, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation on behalf of said limited partnership.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 15 day of October, 2001.

                                           /s/ Teresa Shaw
                                           ------------------------------------
                                           Notary Public

     My commission expires:    12/1/02.
                               --------

                                           BORROWER:

                                           EQI/WV FINANCING PARTNERSHIP II,
                                           L.P.,
                                           a Tennessee limited partnership

                                           By:   EQI Financing Corporation II,
                                                 its general partner


                                                 By:  /s/ Howard Silver
                                                      -------------------------
                                                 Name:  Howard Silver
                                                 Title:  President
     State of Tennessee             )
                           ) SS.
     County of Shelby               )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of EQI Financing Corporation II, a Tennessee corporation, as general partner of EQI/WV Financing Partnership II, L.P., a Tennessee limited partnership, who acknowledged that he/she executed the foregoing instrument for and on behalf of said corporation, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation on behalf of said limited partnership.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 15 day of October, 2001.

                                           /s/ Teresa Shaw
                                           ------------------------------------
                                           Notary Public

     My commission expires:   12/1/02.
                              --------

                                           GUARANTOR:

                                           EQUITY INNS PARTNERSHIP, L.P., a
                                           Tennessee limited partnership

                                           By:   Equity Inns Trust, a Maryland
                                                 real estate investment trust,
                                                 its sole general partner


                                                 By:  /s/ Howard Silver
                                                      -------------------------
                                                 Name:  Howard Silver
                                                 Title:  President
     State of Tennessee             )
                           ) SS.
     County of Shelby               )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of Equity Inns Trust, a Maryland real estate investment trust, the general partner of Equity Inns Partnership, L.P., a Tennessee limited partnership, who acknowledged that he/she executed the foregoing instrument for and on behalf of said real estate investment trust, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the real estate investment trust on behalf of said limited partnership.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 15 day of October, 2001.

                                           /s/ Teresa Shaw
                                           ------------------------------------
                                           Notary Public

     My commission expires:    12/1/02.
                               --------

                                           GUARANTOR:

                                           EQUITY INNS, INC., a Tennessee
                                           corporation



                                           By:  /s/ Howard Silver
                                                -------------------------------
                                           Name:  Howard Silver
                                           Title:  President
     State of Tennessee             )
                           ) SS.
     County of Shelby               )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of Equity Inns, Inc., a Tennessee corporation, who acknowledged that he/she executed the foregoing instrument for and on behalf of said corporation, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 15 day of October, 2001.

                                           /s/ Teresa Shaw
                                           ------------------------------------
                                                     Notary Public

     My commission expires:    12/1/02.
                               --------

                                           GUARANTOR:

                                           EQUITY INNS TRUST, a Maryland real
                                           estate investment trust



                                           By:  /s/ Howard Silver
                                                -------------------------------
                                           Name:  Howard Silver
                                           Title:  President

     State of Tennessee             )
                           ) SS.
     County of Shelby               )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of Equity Inns Trust, a Maryland real estate investment trust, who acknowledged that he/she executed the foregoing instrument for and on behalf of said corporation, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 15 day of October, 2001.

                                           /s/ Teresa Shaw
                                           ------------------------------------
                                                     Notary Public

     My commission expires:    12/1/02.
                               --------

                                           LENDER:

                                           NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as trustee for the
                                           registered holders of GMAC Commercial
                                           Mortgage Securities, Inc., Mortgage
                                           Pass-Through Certificates, Series
                                           1999-C3

                                           By:   GMAC COMMERCIAL MORTGAGE
                                                 CORPORATION, a California
                                                 corporation, as Master Servicer
                                                 and Special Servicer


                                                 By:  /s/ Gary A. Routzahn
                                                      -------------------------
                                                 Name:  Gary A. Routzahn
                                                 Title:  Vice President
     State of Pennsylvania                  )
                                    ) SS.
     County of Montgomery                   )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Gary A. Routzahn, the Vice President of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, the Master Servicer and Special Servicer on behalf of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass- Through Certificates, Series 1999-C3, who acknowledged that he/she executed the foregoing instrument for and on behalf of said entity, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 11 day of October, 2001.

                                           /s/ Barbara Visco
                                           ------------------------------------
                                           Notary Public

     My commission expires:   Nov. 15, 2003.
                              --------------

                                           LENDER:

                                           LASALLE BANK NATIONAL ASSOCIATION,
                                           as trustee for the registered holders
                                           of GMAC Commercial Mortgage
                                           Securities, Inc., Mortgage
                                           Pass-Through Certificates, Series
                                           2000-C1

                                           By:   GMAC COMMERCIAL MORTGAGE
                                                 CORPORATION, a California
                                                 corporation, as Master Servicer
                                                 and Special Servicer


                                                 By:  /s/ Gary A. Routzahn
                                                      -------------------------
                                                 Name:  Gary A. Routzahn
                                                 Title:  Vice President


     State of Pennsylvania                  )
                                    ) SS.
     County of Montgomery                   )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Gary A. Routzahn, the Vice President of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, the Master Servicer and Special Servicer on behalf of LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C1, who acknowledged that he/she executed the foregoing instrument for and on behalf of said entity, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 11 day of October, 2001.

                                           /s/ Barbara Visco
                                           ------------------------------------
                                           Notary Public

                                           LENDER:

                                           LASALLE BANK NATIONAL ASSOCIATION,
                                           as trustee for the registered holders
                                           of GMAC Commercial Mortgage
                                           Securities, Inc., Mortgage
                                           Pass-Through Certificates, Series
                                           2000-C3

                                           By:   GMAC COMMERCIAL MORTGAGE
                                                 CORPORATION, a California
                                                 corporation, as Master Servicer
                                                 and Special Servicer


                                                 By:  /s/ Gary A. Routzahn
                                                      -------------------------
                                                 Name:  Gary A. Routzahn
                                                 Title:  Vice President


     State of Pennsylvania                  )
                                    ) SS.
     County of Montgomery                   )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Gary A. Routzahn, the Vice President of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, the Master Servicer and Special Servicer on behalf of LASALLE BANK NATIONAL ASSOCIATION, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C3, who acknowledged that he/she executed the foregoing instrument for and on behalf of said entity, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the corporation.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 11 day of October, 2001.

                                           /s/ Barbara Visco
                                           ------------------------------------
                                           Notary Public

                                           NEW TENANT:

                                           ENN LEASING COMPANY II, L.L.C., a
                                           Delaware limited liability company


                                           By:  /s/ Howard Silver
                                                -------------------------------
                                           Name:  Howard Silver
                                           Title:  President

     State of Tennessee             )
                           ) SS.
     County of Shelby               )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of ENN LEASING COMPANY II, L.L.C., a Delaware limited liability company, who acknowledged that he/she executed the foregoing instrument for and on behalf of said company, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the company.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 15 day of October, 2001.

                                           /s/ Teresa Shaw
                                           ------------------------------------
                                           Notary Public

     My commission expires:    12/1/02.
                               --------

                                           NEW TENANT:

                                           ENN LEASING COMPANY V, L.L.C., a
                                           Delaware limited liability company


                                           By:  /s/ Howard Silver
                                                -------------------------------
                                           Name:  Howard Silver
                                           Title:  President

     State of Tennessee             )
                           ) SS.
     County of Shelby               )

         BEFORE ME, a Notary Public in and for said State and County personally appeared Howard Silver, the President of ENN LEASING COMPANY V, L.L.C., a Delaware limited liability company, who acknowledged that he/she executed the foregoing instrument for and on behalf of said company, that the same was his/her own free act and deed, individually and as such officer, and the free act and deed of the company.

         IN TESTIMONY WHEREOF, I have hereunder set my hand and seal this 15 day of October, 2001.

                                           /s/ Teresa Shaw
                                           ------------------------------------
                                           Notary Public

     My commission expires:    12/1/02.
                               --------

                                  SCHEDULE 1-A

                                EQI II PROPERTIES


             Security Instrument                                         Properties
             -------------------                                         ----------
1.  Mortgage, Assignment of Leases and Rents,           1.  AmeriSuites hotel located at 9104 Keystone
    Security Agreement and Fixture Filing                   Crossing, Indianapolis, IN 46240
2.  Mortgage, Assignment of Leases and Rents,           2.  AmeriSuites hotel located at 6801 West 112th
    Security Agreement and Fixture Filing                   Street, Overland Park, KS 66211
3.  Open-End Mortgage, Assignment of Leases and         3.  AmeriSuites hotel located at 7490 Vantage
    Rents, Security Agreement and Fixture Filing            Drive, Columbus, OH 43235
4.  Deed of Trust, Assignment of Leases and Rents,      4.  AmeriSuites hotel located at 7905 Giacosa Place,
    Security Agreement and Fixture Filing                   Memphis, TN 38133
5.  Credit Line Deed of Trust, Assignment of Leases     5.  AmeriSuites hotel located at 4100 Cox, Glen
    and Rents, Security Agreement and Fixture Filing        Allen, VA 23060
6.  Mortgage, Assignment of Leases and Rents,           6.  Hampton Inn hotel located at 10591 Metcalf
    Security Agreement and Fixture Filing                   Frontage Road, Overland Park, KS 66212
7.  Deed of Trust, Assignment of Leases and Rents,      7.  Hampton Inn hotel located at 11212 North
    Security Agreement and Fixture Filing                   Newark Circle, Kansas City, MO 64153
8.  Deed of Trust, Assignment of Leases and Rents,      8.  Hampton Inn hotel located at 5320 Poplar
    Security Agreement and Fixture Filing                   Avenue, Memphis, TN 38119
9.  Deed of Trust, Assignment of Leases and Rents,      9.  Hampton Inn hotel located at 1577 Gateway
    Security Agreement and Fixture Filing                   Boulevard, Richardson, TX 75080
10. Credit Line Deed of Trust, Assignment of Leases     10. Hampton Inn hotel located at 1053 Van Voorhis
    and Rents, Security Agreement and Fixture Filing        Road, Morgantown, WV 26505
11. Leasehold Deed of Trust, Assignment of Leases       11. Homewood Suites hotel located at 2001 East
    and Rents, Security Agreement and Fixture Filing        Highland Avenue, Phoenix, AZ 85026
12. Open-End Mortgage, Assignment of Leases and         12. Homewood Suites hotel located at 2670 E.
    Rents, Security Agreement and Fixture Filing            Kemper Road, Sharonville, OH 45241
13. Deed of Trust, Assignment of Leases and Rents,      13. Homewood Suites hotel located at 4323
    Security Agreement and Fixture Filing                   Spectrum One, San Antonio, TX 78230
14. Deed of Trust, Assignment of Leases and Rents,      14. Residence Inn hotel located at 6477 E. Speedway
    Security Agreement and Fixture Filing                   Blvd., Tucson, AZ 85710
15. Mortgage, Assignment of Leases and Rents,           15. Residence Inn hotel located at 3040 Eagandale
    Security Agreement and Fixture Filing                   Road, Eagan, MN 55121
16. Leasehold Mortgage, Assignment of Leases and        16. Residence Inn hotel located at 90 Park Road,
    Rents, Security Agreement and Fixture Filing            Tinton Falls, NJ 07724
17. Deed of Trust, Assignment of Leases and Rents,      17. Residence Inn hotel located at 1710 NE
    Security Agreement and Fixture Filing                   Multnomah Street, Portland, OR 97232
18. Mortgage, Assignment of Leases and Rents,           18. Hampton Inn hotel located at 20600 Haggerty
    Security Agreement and Fixture Filing                   Road, Northville, MI 48167
19. Mortgage, Assignment of Leases and Rents,           19. Residence Inn hotel located at 4225 Route 1,
    Security Agreement and Fixture Filing                   Princeton, NJ 08543

                                  SCHEDULE 1-B

                                EQI V PROPERTIES


             Security Instrument                                           Properties
             -------------------                                           ----------
1.  Mortgage, Assignment of Leases and Rents,           1.  AmeriSuites hotel located at 6901 Arvada North
    Security Agreement and Fixture Filing                   East, Albuquerque, NM 87110
2.  Mortgage, Assignment of Leases and Rents,           2.  AmeriSuites hotel located at 2980 Highway 150,
    Security Agreement and Fixture Filing                   Hoover, AL
3.  Deed of Trust, Assignment of Leases and Rents,      3.  AmeriSuites hotel located at 940 Linthicum
    Security Agreement and Fixture Filing                   Heights, MD 21090
4.  Deed of Trust, Assignment of Leases and Rents,      4.  AmeriSuites hotel located at 2455 South Beulah
    Security Agreement and Fixture Filing                   Boulevard, Flagstaff, AZ 86001
5.  Mortgage, Assignment of Leases and Rents,           5.  AmeriSuites hotel located at 12001 Chase Plaza
    Security Agreement and Fixture Filing                   Drive, Forest Park, OH
6.  Mortgage, Assignment of Leases and Rents,           6.  AmeriSuites hotel located at 4811 West Main
    Security Agreement and Fixture Filing                   Street, Tampa Airport/WestShore, FL
7.  Deed of Trust, Assignment of Leases and Rents,      7.  Homewood Suites located at 7855 Wolf River
    Security Agreement and Fixture Filing                   Boulevard, Germantown, TN
8.  Mortgage, Assignment of Leases and Rents,           8.  Residence Inn by Marriott located at 900 Mays
    Security Agreement and Fixture Filing                   Landing Road, Somers Point, NJ

                                  SCHEDULE 1-C

                              NEW OPERATING LEASES




                           EQI II Affected Properties

1. AmeriSuites hotel located at 9104 Keystone Crossing, Indianapolis, IN 46240
2. AmeriSuites hotel located at 7490 Vantage Drive, Columbus, OH 43235
3. AmeriSuites hotel located at 7905 Giacosa Place, Memphis, TN 38133
4. AmeriSuites hotel located at 4100 Cox, Glen Allen, VA 23060
5. AmeriSuites hotel located at 6801 West 112th Street, Overland Park, KS 66211



                            EQI V Affected Properties
1. AmeriSuites hotel located at 6901 Arvada North East, Albuquerque, NM 87110
2. AmeriSuites hotel located at 2980 Highway 150, Hoover, AL
3. AmeriSuites hotel located at 940 Linthicum Heights, MD 21090
4. AmeriSuites hotel located at 2455 South Beulah Boulevard, Flagstaff, AZ 86001
5. AmeriSuites hotel located at 12001 Chase Plaza Drive, Forest Park, OH
6. AmeriSuites hotel located at 4811 West Main Street, Tampa Airport/WestShore,
   FL